UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 7, 2009

Date of Report (date of earliest event reported)

NEUROGESX, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33438	94-3307935
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

2215 Bridgepointe Parkway, Suite 200, San Mateo, California 94404

(Address of principal executive offices)

(650) 358-3300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2009, NeurogesX, Inc. (the “Company”) issued a press release regarding the Company’s financial results for the first quarter ended March 31, 2009 and held a teleconference to review these results and discuss recent developments. Copies of the press release and script are filed as Exhibits 99.1 and 99.2, respectively, to this Form 8-K, the contents of which are incorporated by reference into this Item 2.02.

Item 8.01. Other Events

The discussion set forth in Item 2.02 above is hereby incorporated by reference into this Item 8.01, as well as the contents of the press release and script filed as Exhibits 99.1 and 99.2, respectively, and is deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1     Press release entitled “NeurogesX Reports First Quarter 2009 Results.”

Exhibit 99.2     Script of May 7, 2009 teleconference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGESX, INC.

Date: May 7, 2009	By:	/s/ Stephen F. Ghiglieri
Stephen F. Ghiglieri Chief Financial Officer